TRANSAMERICA FUNDS

Supplement dated October 6, 2009 to the Retail Prospectus dated March 1, 2009, as previously supplemented

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Transamerica Small/Mid Cap Value

The following replaces the information under the section entitled “Additional Information — Management — Portfolio Managers” relating to Transamerica Small/Mid Cap Value:

Jeffrey J. Hoo, CFA
Portfolio Manager (lead)
Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo’s analytical responsibilities include the healthcare sector and industries within the consumer discretionary sector. He jointed TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

Joshua D. Shaskan, CFA
Portfolio Manager (co)
Joshua D. Shaskan is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He jointed TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

Thomas E. Larkin, III,
Portfolio Manager (co)
Mr. Larkin co-manages institutional and retail portfolios in the diversified equity strategy. In addition, his senior securities analyst responsibilities include covering the producer durables, autos and transportation, and materials and processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Larkin interned with Morgan Stanley in the Private Wealth Management Division and with Trust Company of the West as an analyst with their Worldwide Opportunities Emerging Markets Fund. He earned a B.A. in economics from Duke University. Mr. Larkin is currently a CFA Level 1 candidate and has eight years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the fund.

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Transamerica High Yield Bond

Effective November 13, 2009, Transamerica High Yield Bond will change its name to Transamerica AEGON High Yield Bond. All references in the Prospectus are revised accordingly to reflect this change.

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Transamerica Flexible Income

Effective November 1, 2009, the investment objective of Transamerica Flexible Income as disclosed under the section entitled “Objective” is revised to read as follows:

The objective of Transamerica Flexible Income is to seek to provide a high total return through a combination of current income and capital appreciation.

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Investors Should Retain this Supplement for Future Reference